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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549
                         ---------------------------


                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 of 15(d)
                  of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 17, 1995
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                      ESTERLINE TECHNOLOGIES CORPORATION
                      ----------------------------------
           (Exact name of registrant as specified in its Charter)


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	Delaware	        1-6357	            13-2595091
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
	(State of	(Commission File No.)	   (IRS Employer
	Incorporation)		                 Identification No.)

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         10800 N.E. 8th Street, Suite 600, Bellevue, Washington  98004
         -------------------------------------------------------------
	 (Address of principal executive offices)	    (Zip Code)



Registrant's telephone number, including area code: (206) 453-9400
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                                Page 1 OF 5 pages.
                            Exhibit Index at page 4.


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Item 5.	Other Event
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	On April 17, 1995, Esterline Technologies Corporation announced it will exercise an option to redeem its 8 1/4 percent debentures on May 18, 1995. The redemption price will be 100 percent of the $20 million principal amount together with accrued interest.





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                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	                              ESTERLINE TECHNOLOGIES CORPORATION


Dated:  April 24, 1995	                      By /S/ ROBERT W. STEVENSON
                                                 -----------------------
	                                         Robert W. Stevenson
	                                         Executive Vice President and
	                                         Chief Financial Officer,
	                                         Secretary and Treasurer
	                                         (Principal Financial and
	                                         Accounting Officer)



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                               EXHIBIT INDEX
                               -------------
                   Esterline Technologies Corporation
                        Current Report on Form 8-K

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	Description of Exhibit	                           Page No.
        ----------------------                             --------
99	Press release of April 17, 1995
        announcing option to redeem
        8 1/4 percent debentures ...................	      5




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